UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 19, 2015
Date of Report (date of earliest event reported)

Nanometrics Incorporated
(Exact name of Registrant as specified in charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1550 Buckeye Drive, Milpitas, California 95035
(Address of principal executive offices)
Registrant's telephone number, including area code: (408) 545-6000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Benefits Agreements
On May 19, 2015, Nanometrics entered into severance benefits and change in control severance benefits agreements (the “Severance Agreements”) with each of Timothy Stultz, Nanometrics’ Chief Executive Officer and President, Jeffrey Andreson, Nanometrics’ Chief Financial Officer, S. Mark Borowicz, Nanometrics’ Senior Vice President, Product and Field Operations, and Kevin Heidrich, Nanometrics’ Senior Vice President, Applications and Strategy. These Severance Agreements supersede the prior severance benefit arrangements with these executive officers in their entirety.

The general severance benefits will become payable under the Severance Agreements in the event of the executive officer’s termination without cause or resignation for good reason which occurs other than on or within 12 months following a qualifying change in control event. With respect to Mr. Stultz and Mr. Andreson, the general severance benefits consist of 12 months of base salary continuation and COBRA premium benefits, and with respect to Mr. Stultz an additional lump sum payment of 100% of his annual target bonus. With respect to Mr. Borowicz and Mr. Heidrich, the general severance benefits consist of six months of base salary continuation and COBRA premium benefits.

The change in control severance benefits will become payable under the severance agreements in the event that (i) a qualifying change in control event occurs and (ii) the executive’s termination without cause or resignation for good reason occurs within the period commencing on and ending 12 months following the qualifying change in control event. With respect to Mr. Stultz, the change in control severance benefits consist of (i) a lump sum payment of 18 months base salary and 100% of his annual target bonus, (ii) 18 months of COBRA premium benefits, and (iii) full acceleration of the vesting and exercisability of all then outstanding equity awards will generally apply. With respect to Mr. Andreson, Mr. Borowicz and Mr. Heidrich, the change in control severance benefits consist of (i) a lump sum payment of 12 months base salary and 100% of the annual target bonus, (ii) 12 months of COBRA premium benefits, and (iii) full acceleration of the vesting and exercisability of all then outstanding equity awards will generally apply.

Payment of general severance benefits or change in control severance benefits, as applicable, is in all cases conditioned upon the executive officer providing a timely and effective release of claims against Nanometrics and the executive officer’s ongoing compliance with the non-competition, non-solicitation and other requirements set forth in the severance agreements.

For purposes of the severance agreements, a qualifying change of control event generally includes any of the following events: (i) an acquisition by any person, entity or group of the beneficial ownership of securities of Nanometrics representing more than fifty percent of the total voting power of Nanometrics’ then outstanding securities; (ii) a change in a majority of the members constituting the Board within a two year period that is not approved by a majority of the incumbent Board members, (iii) a merger or consolidation involving Nanometrics and, immediately after the consummation of such transaction, the stockholders of Nanometrics immediately prior thereto do not own, directly or indirectly, outstanding voting securities representing more than fifty percent of the combined outstanding voting power of the surviving or resulting entity; and (iv) a sale, lease or other disposition of all or substantially all of the assets of Nanometrics.

Indemnification Agreements
On May 19, 2015, Nanometrics entered into its standard form of Indemnification Agreement with each of Mr. Andreson, Mr. Borowicz and Mr. Heidrich. The Indemnification Agreement provides that, subject to certain exclusions, Nanometrics shall indemnify the applicable executive officer to the fullest extent permitted by law, including any greater indemnification that is afforded by a subsequent change in applicable law. The Indemnification Agreement also provides, among other things, for advancement of expenses and independent or disinterested determinations as to whether the standard for indemnification under the Indemnification Agreement has been met, and governs other procedural matters related to indemnification. The rights afforded to the indemnified persons under the Indemnification Agreements are not exclusive of other rights of indemnification such persons may enjoy under Nanometrics’ bylaws. The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the copy of the form of such agreement, which was filed as Exhibit 10.1 to Nanometrics Form 8-K filed February 20, 2013.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On May 19, 2015, the Board of Directors amended the Nanometrics Incorporated Code of Business Conduct and Ethics (the “Code”) to make minor changes, including the following:

1.	Clarifying that certain inadvertent actions are not violations of the Code;

2.	Clarifying that personal conflicts of interest only arise in situations where the person’s judgment could be influenced to make decisions contrary to the best interest of the Nanometrics; and

3.	Adding the Chief Financial Officer as a person to whom one can report Code issues, in addition to the General Counsel, as Nanometrics currently does not have a General Counsel.
Nanometrics has posted its revised Code on its website at www.nanometrics.com.
Item 5.07 - Submission of Matters to a Vote of Security Holders.
On May 19, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). The final results of voting for each matter submitted to a vote of the stockholders at the Annual Meeting are as follows:

1.
J. Thomas Bentley, Edward J. Brown Jr., Bruce C. Rhine, Timothy J. Stultz, Ph.D. and Christine A. Tsingos were elected as directors of the Company, each to serve for a term of one year or until his respective successor has been duly elected and qualified. The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

J. Thomas Bentley	19,713,101	47,554	2,788,901
Edward J. Brown Jr.	19,669,751	90,904	2,788,901
Bruce C. Rhine	19,669,253	91,402	2,788,901
Timothy J. Stultz, Ph.D.	19,724,603	36,052	2,788,901
Christine A. Tsingos	19,724,053	36,602	2,788,901

2.
The advisory vote approving, as an advisory (non-binding) vote, the compensation paid to the Company’s executive officers in 2014, as disclosed in the Company’s proxy statement for the Annual Meeting, was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

18,796,149	958,476	6,030	2,788,901

3.	PricewaterhouseCoopers, LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 26, 2015, by the following vote:

Votes For	Votes Against	Abstain

22,514,460	23,587	1,509

There were no broker non-votes.

Item 9.01 - Financial Statements and Exhibits.

Exhibit No.	Description

10.1	General Severance Benefits and Change in Control Severance Benefits Agreement between Registrant and Timothy J. Stultz, Ph.D., dated May 19, 2015
10.2	General Severance Benefits and Change in Control Severance Benefits Agreement between Registrant and Jeffrey Andreson, dated May 19, 2015
10.3	General Severance Benefits and Change in Control Severance Benefits Agreement between Registrant and S. Mark Borowicz, dated May 19, 2015
10.4	General Severance Benefits and Change in Control Severance Benefits Agreement between Registrant and Kevin Heidrich, dated May 19, 2015

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2015	NANOMETRICS INCORPORATED

/S/ Jeffrey Andreson
Jeffrey Andreson Chief Financial Officer
Duly Authorized Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	General Severance Benefits and Change in Control Severance Benefits Agreement between Registrant and Timothy J. Stultz, Ph.D., dated May 19, 2015
10.2	General Severance Benefits and Change in Control Severance Benefits Agreement between Registrant and Jeffrey Andreson, dated May 19, 2015
10.3	General Severance Benefits and Change in Control Severance Benefits Agreement between Registrant and S. Mark Borowicz, dated May 19, 2015
10.4	General Severance Benefits and Change in Control Severance Benefits Agreement between Registrant and Kevin Heidrich, dated May 19, 2015